Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Dearborn Partners Rising Dividend Fund (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated October 1, 2020 to the
Prospectus dated June 28, 2020

The following disclosure is being added to Appendix A of the Fund’s Prospectus:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley Wealth Management employee and employee-related accounts according to Morgan Stanley Wealth Management’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
Shares purchased through a Morgan Stanley Wealth Management self-directed brokerage account.
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Please retain this supplement with your Prospectus